Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re:	Seventy Seven Finance Inc. et al.	Case No:	16-11409 (LSS)
	Debtors		Jointly Administered

INITIAL MONTHLY OPERATING REPORT

File report and attachments with the Court and submit a copy to the United States Trustee within 15 days after the order relief.

Certificates of insurance must name United States Trustee as a party to be notified in the event of policy cancellation. Bank accounts and checks must bear the name of the debtor, the case number, and the designation “Debtor in Possession.” Examples of acceptable evidence of Debtor in Possession Bank accounts include voided checks, copy of bank deposit agreement/certificate of authority, signature card, and/or corporate checking resolution.

REQUIRED DOCUMENTS	Document Attached	Explanation Attached
12-Month Cash Flow Projection (Form IR-1)	Yes (1)	No
Certificates of Insurance:	Yes (2)	No
Workers Compensation
Property
General Liability
Vehicle
Other:
Indentify areas of self-insurance w/ liability caps
Evidence of Debtor in Possession Bank Accounts	Yes (3)	No
Tax Escrow Account
General Operating Account
Money Market Account pursuant to Local Rule 4001-3. Refer to
http://www.deb.uscourts.gov/
Other:
Retainers Paid (Form IR-2)	Yes	No

Note(s):

(1)	See excerpt of DIP motion for Debtors’ 13-Week Cash Flow Projection (Docket #47, filed 06/08/16)
(2)	See attached Certificates of Insurance
(3)	See excerpt of Cash Management motion for charts of accounts (Docket item #15, entered 06/07/16)

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

/s/ Cary D. Baetz	June 22, 2016
Signature of Authorized Individual *	Date

Cary D. Baetz	Chief Financial Officer
Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager if debtor is a limited liability company.

Exhibit 1 to Initial Operating Report

13-Week Cash Flow

(Docket item #47, filed 06/08/16)

Seventy Seven Energy Inc. - Company Consolidated 13-Week Cash Flow Forecast As of 6/6/2016
($ in thousands)	1 WE 6-3	2 WE 6-10	3 WE 6-17	4 WE 6-24	5 WE 7-1	6 WE 7-8	7 WE 7-15	8 WE 7-22	9 WE 7-29	10 WE 8-5	11 WE 8-12	12 WE 8-19	13 WE 8-26	13 week Total
Begining Book Cash	$62,672	$73,676	$58,414	$55,210	$62,585	$55,337	$65,724	$62,348	$28,022	$25,771	$37,263	$28,768	$27,871	$62,672
Cash Receipts
Customer Cash Receipts	$22,333	$12,160	$10,006	$12,078	$8,381	$19,601	$12,542	$4,669	$8,378	$19,291	$6,993	$6,373	$6,206	$149,011
Miscellaneous Cash Receipts	2,592	350	—	—	2,130	—	—	—	1,275	—	—	—	—	6,348

Total Cash Receipts	$24,926	$12,510	$10,006	$12,078	$10,511	$19,601	$12,542	$4,669	$9,654	$19,291	$6,993	$6,373	$6,206	$155,359
Operating Cash Disbursements
Labor Cost	$(6,059)	$(285)	$(6,023)	$(14)	$(6,591)	$—	$(7,188)	$—	$(5,938)	$—	$(5,938)	$—	$(5,938)	$(43,974)
Operating Disbursements	(4,988)	(5,236)	(4,956)	(2,935)	(7,146)	(6,456)	(4,370)	(6,322)	(4,379)	(5,550)	(5,509)	(5,650)	(5,735)	(69,233)
Insurance	(50)	(2,054)	—	—	—	—	—	—	—	—	—	—	—	(2,104)
Tax	(305)	—	—	(500)	—	—	—	(500)	—	(7)	—	(500)	—	(1,813)
Capex	(1,335)	(2,605)	(1,481)	(773)	(2,056)	(1,586)	(3,816)	(1,735)	(1,587)	(1,968)	(1,116)	(1,121)	(1,017)	(22,195)
Professional Fees	(357)	—	(217)	(100)	(185)	—	(13)	(400)	—	(175)	—	—	(400)	(1,847)

Total Operating Cash Disbursements	$(13,095)	$(10,180)	$(12,678)	$(4,322)	$(15,978)	$(8,041)	$(15,387)	$(8,957)	$(11,904)	$(7,700)	$(12,563)	$(7,270)	$(13,090)	$(141,166)
Debt Service
Interest	$(100)	$—	$—	$—	$(25)	$—	$—	$—	$—	$(100)	$—	$—	$—	$(225)
Amortization	—	—	—	—	(1,250)	—	—	(15,000)	—	—	—	—	—	(16,250)

Total Debt Service Disbursements	$(100)	$—	$—	$—	$(1,275)	$—	$—	$(15,000)	$—	$(100)	$—	$—	$—	$(16,475)
Total Operating Disbursements	$(13,195)	$(10,180)	$(12,678)	$(4,322)	$(17,253)	$(8,041)	$(15,387)	$(23,957)	$(11,904)	$(7,800)	$(12,563)	$(7,270)	$(13,090)	$(157,641)
Operating Cash Flow	$11,731	$2,329	$(2,672)	$7,756	$(6,742)	$11,559	$(2,845)	$(19,288)	$(2,250)	$11,491	$(5,570)	$(897)	$(6,884)	$(2,282)
Restructuring Related
Professional Fees	$(726)	$(16,881)	$(531)	$(381)	$(506)	$(1,131)	$(531)	$(4,719)	$—	$—	$(2,925)	$—	$—	$(28,330)
Financing Fees	—	(517)	—	—	—	(42)	—	(10,320)	—	—	—	—	—	(10,878)
Utilities Deposit	—	(194)	—	—	—	—	—	—	—	—	—	—	—	(194)

Total Bankruptcy Related Charges	$(726)	$(17,592)	$(531)	$(381)	$(506)	$(1,173)	$(531)	$(15,039)	$—	$—	$(2,925)	$—	$—	$(39,403)
Net Operating Cash Flow (After Restructuring)	$11,005	$(15,262)	$(3,203)	$7,375	$(7,248)	$10,387	$(3,376)	$(34,326)	$(2,250)	$11,491	$(8,495)	$(897)	$(6,884)	$(41,685)

Ending Book Cash	$73,676	$58,414	$55,210	$62,585	$55,337	$65,724	$62,348	$28,022	$25,771	$37,263	$28,768	$27,871	$20,986	$20,986

Cash & Liquidity
Beginning Book Cash	$62,672	$73,676	$58,414	$55,210	$62,585	$55,337	$65,724	$62,348	$28,022	$25,771	$37,263	$28,768	$27,871	$62,672
Change in Cash	11,005	(15,262)	(3,203)	7,375	(7,248)	10,387	(3,376)	(34,326)	(2,250)	11,491	(8,495)	(897)	(6,884)	(41,685)
Revolver Draw	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Ending Book Cash	$73,676	$58,414	$55,210	$62,585	$55,337	$65,724	$62,348	$28,022	$25,771	$37,263	$28,768	$27,871	$20,986	$20,986
Revolver Excess Availability	$52,870	$52,870	$52,329	$52,329	$52,329	$52,329	$52,329	$45,096	$45,096	$45,096	$45,096	$45,742	$45,742	$45,742

Total Liquidity	$126,547	$111,284	$107,539	$114,914	$107,666	$118,053	$114,677	$73,118	$70,868	$82,359	$73,864	$73,613	$66,728	$66,728

Short Term Investments	$3,900	$3,900	$3,900	$3,900	$1,770	$1,770	$1,770	$1,770	$495	$495	$495	$495	$495	$495
Outstanding Payment Float	5,077	2,003	2,474	2,575	2,525	2,301	2,010	2,456	2,567	2,386	2,634	2,319	2,545	2,545

Estimated Ending Bank Cash	$82,654	$64,317	$61,584	$69,060	$59,632	$69,795	$66,128	$32,248	$28,833	$40,143	$31,896	$30,684	$24,026	$24,026

Exhibit 2 to Initial Operating Report

Certificate of Insurance

June 15, 2016

Office of the United States Trustee

844 King Street

Suite 2207

Lockbox 35

Wilmington, DE 19801

RE:	In re Seventy Seven Energy

Dear United States Trustee:

The Houston Series of Lockton Companies, LLC (“Lockton”) serves as insurance broker for Seventy Seven Energy and its subsidiaries (collectively “Seventy Seven”) with respect to the policies referenced in Exhibit A (the “Policies”).

During the pendency of Seventy Seven’s Chapter 11 case, Lockton hereby agrees to notify the United States Trustee, at the following address, of any claim made under any of the Policies that Lockton is made aware of:

Office of the United States Trustee

844 King Street

Suite 2207

Lockbox 35

Wilmington, DE 19801

Should you have any questions, please do not hesitate to contact me at 713-458-5283.

Sincerely,

Houston Series of Lockton Companies, LLC

By: Joseph W. Dryden, AVP and Account Executive

LOCKTON COMPANIES

5847 San Felipe, Suite 320 / Houston, TX 77057-3183

713-458-5200 / FAX: 713-458-5299

www.lockton.com

EXHIBIT A

Type of Coverage	Carrier	Policy Number	Policy Period
Worker’s Comp & Employer’s Liability - All Other States	Starr Indemnity & Liability Company through Starr Energy	100 0001410-02	6/30/16-9/30/16

Worker’s Comp & Employer’s Liability - All Other States	Starr Indemnity & Liability Company through Starr Energy	100 0001779-01	6/30/16-9/30/16

Excess Worker’s Comp - Oklahoma	Starr Indemnity & Liability Company through Starr Energy	100 0001409-02	6/30/16-9/30/16

Auto Liability	Starr Indemnity & Liability Company through Starr Energy	SISIPCA08298215	6/30/15-9/30/16

General Liability	National Marine & Fire Ins Co. through Berkshire Hathaway	42-GLO-100249-02	6/30/15-9/30/16

Umbrella Liability - $25M	National Marine & Fire Ins Co. through Berkshire Hathaway	42-UMO-100250-02	6/30/15-9/30/16

Excess Liability - $25M xs $25M	American Guarantee & Liability Ins Co through Zurich	AEC0173065-01	6/30/15-9/30/16

Excess Liability - $25M xs $50M	Ironshore Specialty Insurance Company through Ironshore	2059601	6/30/15-9/30/16

Excess Liability - $35M xs $75M	Westchester Surplus Lines Insurance Company through Swett & Crawford	G27467337002	6/30/15-9/30/16

Excess Liability - $25m xs $100M	Berkley Custom through Swett & Crawford	CEX09601105-01	6/30/15-9/30/16

Excess Liability - $25M xs $125M	North American Specialty Insurance Company through Swiss Re	ECX-1000004-01	6/30/15-9/30/16

Alesco through Lloyd’s of London:
AEGIS Casualty Consortium, Syndicate 9369
Navigators Syndicate 1221
Talbots , Syndicate 1183
Excess Liability - $50M xs $150M	Apollo Liability Consortium, Syndicate 9984	B1263EG0106715	6/30/15-9/30/16
Markel, Syndicate 3000
Novae, Syndicate 2007
Chaucer, Syndicate 1084
BAR, Syndicate 1955

Non-Owned Aviation	Starnet Insurance Company through Berkley Aviation	BA-15-06-00019	6/30/15-9/28/16

Contractors Pollution	AIG Specialty Insurance Company through AIG	CPL13015942	6/30/15-9/30/16

Property	Affiliated FM	GN437	6/30/15-10/1/16

Contractor’s Equipment	London	B1263EG002814	10/1/15-10/1/16

Primary D&O Liability ($10M)	U.S. Specialty Insurance Company	14-MGU-15-A35050	6/30/15 –6/30/16

Primary D&O Liability ($10M)	U.S. Specialty Insurance Company	14-MGU-15-A35050	6/30/15 –6/30/16

1st Excess D&O Liability ($10M x $10M)	National Union Fire Insurance Company of Pittsburgh, Pa.	01-421-44-57	6/30/15-6/30/16

2nd Excess D&O Liability ($15M x $20M)	XL Specialty Insurance Company	ELU139640-15	6/30/15-6/30/16

3rd Excess D&O Liability ($15M x $35M)	Energy Insurance Mutual Limited	293145-15DO	6/30/15-6/30/16

Type of Coverage	Carrier	Policy Number	Policy Period
4th Excess D&O Liability ($5M x $45M)	Beazley Insurance Company, Inc.	V15E6A150201	6/30/15-6/30/16

5th Excess D&O Liability – Side A ($10M x $55M)	ACE Bermuda Insurance Ltd.	SSE-2263C	6/30/15-6/30/16

6th Excess D&O Liability – Side A ($10M x $65M)	Allied World Assurance Company Ltd.	C020439/002	6/30/15-6/30/16

Primary Fiduciary Liability ($10M)	U.S. Specialty Insurance Company	14-MGU-15-A35051	6/30/15-6/30/16

1st Excess Fiduciary Liability ($10M x $10M)	XL Specialty Insurance Company	ELU139634-15	6/30/15-6/30/16

2nd Excess Fiduciary Liability ($10M x $30M)	Freedom Specialty Insurance Company	XMF1501171	6/30/15-6/30/16

3rd Excess Fiduciary Liability ($10M x $40M)	Beazley Insurance Company, Inc.	V15E30150201	6/30/15-6/30/16

Employment Practices Liability	National Union Fire Insurance Company of Pittsburgh, Pa.	14214455	6/30/15-9/30/16

Commercial Crime	Great American Insurance Company	SAA 098-82-79-01-00	6/30/15-9/30/16

Special Crime	Federal Insurance Company	8240-8875	6/30/15-9/30/16

Primary D&O Liability ($10M)	XL Specialty Insurance Company	ELU144700-16	6/30/16-6/30/17

1st Excess D&O Liability ($10M x $10M)	National Union Fire Insurance Company of Pittsburgh, Pa.	01-436-21-53	6/30/16-6/30/17

2nd Excess D&O Liability ($10M x $20M)	Beazley Insurance Company, Inc.	V15E6A160301	6/30/16-6/30/17

3rd Excess D&O Liability ($5M x $30M)	Allied World Assurance Company	0310-1749	6/30/16-6/30/17

4th Excess D&O Liability – Side A ($10M x $35M)	ACE Bermuda Insurance Ltd.	SSE-2481C	6/30/16-6/30/17

5th Excess D&O Liability – Side A ($10M x $45M)	Allied World Assurance Company Ltd.	C020439/003	6/30/16-6/30/17

Primary Fiduciary Liability ($10M)	XL Specialty Insurance Company	ELU144702-16	6/30/16-6/30/17

1st Excess Fiduciary Liability ($10M x $10M)	National Union Fire Insurance Company of Pittsburgh, Pa.	01-436-15-45	6/30/16-6/30/17

2nd Excess Fiduciary Liability ($10M x $30M)	Freedom Specialty Insurance Company	XMF1601171	6/30/16-6/30/17

3rd Excess Fiduciary Liability ($10M x $40M)	Beazley Insurance Company, Inc.	V15E30160301	6/30/16-6/30/17

Exhibit 3 to Initial Operating Report

Debtor-in-Possession Bank Accounts

(Docket item #15, filed 06/07/16)

Order	Account Name	Account Number	Bank/Entity
1010	SSE Operating	4946309291	Wells Fargo
1011	SSE Disbursement	9600158639	Wells Fargo
1020	SSO Operating	4127275493	Wells Fargo
1021	SSO Disbursement	9606000348	Wells Fargo
1030	SSO Segregated Funds	4122796519	Wells Fargo
1040	SSO Sedewick	4129615357	Wells Fargo
1050	SSS Operating	4120001599	Wells Fargo
1051	SSS Disbursement	9600171525	Wells Fargo
1060	SSL Operating	4120021464	Wells Fargo
1061	SSL Disbursement	9622000595	Wells Fargo
1070	SSE Leasing Operting	4623948841	Wells Fargo
1071	SSE Leasing Disbursement	9669451610	Wells Fargo
1080	Nomac Operating	4120021472	Wells Fargo
1081	Nomac Disbursement	9600099001	Wells Fargo
1090	PTL Disbursement	9600142221	Wells Fargo
1100	PTL Operating	4120021456	Wells Fargo
1101	PTL Prop Disbursement	9622000603	Wells Fargo
1110	PTL Prop Operating	4120021506	Wells Fargo
1111	Great Plains Operating	4120001573	Wells Fargo
1120	Great Plains Disbursement	9600099016	Wells Fargo
1130	OTS Operating	4120001581	Wells Fargo
1131	OTS Disbursement	9600153246	Wells Fargo
1140	WWS Operating	4120021498	Wells Fargo
1141	WWS Disbursement	9622000611	Wells Fargo
1151	Keystone Rock & Excavation Disbursement	9600140657	Wells Fargo
2001	Seventy Seven Operating	0040828524	Union
2002	Mid-States Oilfield Supply	4171000252	Union
2003	Nomac Drilling	4171000237	Union
2004	Mid-States Oilfield Machine	4171000161	Union
2005	Performance Technologies	4171000211	Union
2006	Great Plains Oilfield Rental	4171000229	Union
2007	Oilfield Trucking Solutions	4171000146	Union
2008	Keystone Rock & Excavation Disbursement	4171000203	Union
2009	Hodges Trucking Company LLC	0021418025	Union
3000	Seventy Seven Operating LLC	G241874275	Oppenheimer
4000	Seventy Seven Operating	6U5RBK8HL2S4Q	PayPal
36

Seventy Seven Operating LLC
MUFG Union Bank
Acct # xxxx8524
(USD)
Concentration Account
ZBA
Balance > $50k
Sevent Seven Operating L.L.C
Wells Fargo
Acct # 412-xxx5493
(USD)
Concentration Account
ZBA
SSO Segregated Funds
Wells Fargo
Acct # 412-xxx6519
(USD)
Seventy Seven Operating
PayPal
Acct # xxxxxxxxx2540
(USD)
Accounts Receivable
SSO Sedgewick
Wells Fargo
Acct # 412-xxx5357
(USD)
Sedewick
Seventy Seven Operating LLC
Oppenheimer
Acct # G24xxx4275
(USD)
Investment Account
Insurance
Mid-States Oilfield Supply L.L.C
(owned by Seventy Seven Oper)
MUFG Union Bank
Acct # xxxxxx0252
(USD)
Accounts Receivable
ZBA
Nomac Drilling L.L.C
MUFG Union Bank
Acct # xxxxxx0237
(USD)
Accounts Receivable
ZBA
Mid-States Oilfield Machine L.L.C
(owned by Nomac Drilling)
MUFG Union Bank
Acct # xxxxxx0161
(USD)
Accounts Receivable
ZBA
Performance Technologies L.L.C
MUFG Union Bank
Acct # xxxxxx0211
(USD)
Accounts Receivable
ZBA
Great Plains Oilfield Rental L.L.C
MUFG Union Bank
Acct # xxxxxx0229
(USD)
Accounts Receivable
ZBA
Oilfield Trucking Solutins L.L.C
(owned by Great Plains)
MUFG Union Bank
Acct # xxxxxx0146
(USD)
Accounts Receivable
ZBA
Keystone Rock & Excavation L.L.C
MUFG Union Bank
Acct # xxxxxx0203
(USD)
Accounts Receivable
ZBA
Hodges Trucking Company L.L.C
MUFG Union Bank
Acct # xxxxxx6025
(USD)
Accounts Receivable
ZBA
Lockbox
Lockbox
Lockbox
Lockbox
Lockbox
Lockbox
Lockbox
Lockbox
Customer Receipts
Seventy Seven Supply L.L.C
(owned by Seventy Seven Oper.)
Acct # 412-xxx1599
(USD)
Operating
ZBA
Seventy Seven Land L.L.C
Acct # 412-xxx1464
(USD)
Operating
ZBA
Seventy Seven Leasing L.L.C
Acct # 462-xxx8841
(USD)
Operating
ZBA
Nomac Drilling L.L.C
Wells Fargo
Acct # 412-xxx1472
(USD)
Operating
ZBA
Performance Technologies L.L.C
Wells Fargo
Acct # 412-xxx1456
(USD)
Operating
ZBA
PTL Prop Solutions L.L.C
Wells Fargo
Acct # 412-xxx1506
(USD)
Operating
ZBA
Great Plains Oilfield Rental L.L.C
Wells Fargo
Acct # 412-xxx1573
(USD)
Operating
ZBA
Oilfield Trucking Solutions L.L.C
(owned by Great Plains)
Wells Fargo
Acct # 412-xxx1581
(USD)
Operating
ZBA
Western Wisconsin Sand LLC
Wells Fargo
Acct # 412-xxx1498
(USD)
Operating
ZBA
Seventy Seven Operating L.L.C
Wells Fargo
Acct # 960-xxx0348
(USD)
Controlled Disbursement
ZBA
Seventy Seven Supply L.L.C
(owned by Seventy Seven Oper.)
Wells Fargo
Acct # 960-xxx1525
(USD)
Controlled Disbursement
ZBA
Seventy Seven Land L.L.C
Wells Fargo
Acct # 962-xxx0595
(USD)
Controlled Disbursement
ZBA
Seventy Seven Leasing L.L.C
Wells Fargo
Acct # 966-xxx1610
(USD)
Controlled Disbursement
ZBA
Nomac Drilling L.L.C
Wells Fargo
Acct # 960-xxx9001
(USD)
Controlled Disbursement
ZBA
Performance Technologies L.L.C
Wells Fargo
Acct # 960-xxx2221
(USD)
Controlled Disbursement
ZBA
PTL Prop Solutions L.L.C
Wells Fargo
Acct # 962-xxx0603
(USD)
Controlled Disbursement
ZBA
Great Plains Oilfield Rental L.L.C
Wells Fargo
Acct # 960-xxx9016
(USD)
Controlled Disbursement
ZBA
Oilfield Trucking Solutions L.L.C
(owned by Great Plains)
Wells Fargo
Acct # 960-xxx2221
(USD)
Controlled Disbursement
ZBA
Western Wisconsin Sand LLC
Wells Fargo
Acct # 962-xxx0611
(USD)
Controlled Disbursement
ZBA
Keystone Rock & Excavation L.L.C
Wells Fargo
Acct # 960-xxx0657
(USD)
Controlled Disbursement
ZBA
Vendor Payments / Payroll and Benefits
HoldCo Accounts
Seventy Seven Energy Inc.
Wells Fargo
Acct # 494-xxx9291
(USD)
Operating
Seventy Seven Energy Inc.
Wells Fargo
Acct # 960-xxx8639
(USD)
Controlled Disbursement

In re:	Seventy Seven Finance Inc. et al.	Case No.	16-11409 (LSS)
	Debtor		Jointly Administered

SCHEDULE OF RETAINERS PAID TO PROFESSIONALS

(This schedule is to include each Professional paid a retainer 1)

	Check				Amount Applied
Payee	Date	Number	Name of Payor	Amount	to Date	Balance
Alvarez & Marsal North America LLC	3/31/16	Wire/ACH	Seventy Seven Operating LLC	$250,000	$—	$250,000
Weil Gotshal & Manges LLP	3/31/16	Wire/ACH	Seventy Seven Operating LLC	200,000	—	200,000
Schulte Roth & Zabel LLP	6/6/16	Wire/ACH	Seventy Seven Operating LLC	175,000	—	175,000
Prime Clerk	4/7/16	Wire/ACH	Seventy Seven Operating LLC	30,000	—	30,000
Kurtzman Carson Consultants	6/6/16	Wire/ACH	Seventy Seven Operating LLC	9,500	—	9,500
Baker Botts LLP	3/31/16	Wire/ACH	Seventy Seven Operating LLC	1,000,000	93,055	906,945
Morris, Nichols, Arsht & Tunnell LLP	4/14/16	Wire/ACH	Seventy Seven Operating LLC	118,497	31,883	86,614
Ernst & Young LLP	5/24/16	Wire/ACH	Seventy Seven Operating LLC	242,000	—	242,000